UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

THE MERGER FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

October 15, 2010
Dear Shareholder:

On October 12, 2010, Westchester Capital Management, Inc. (“Westchester”), the investment adviser to The Merger Fund (the “Fund”), entered into an agreement to transfer substantially all of its business and assets to Westchester Capital Management, LLC (“WCM”), a newly formed company which will be controlled by two of Westchester’s portfolio managers and will have a minority investor that is an affiliate of Lincoln Peak Capital Management, LLC (the “Transaction”).  The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in late 2010 or early 2011 (the “Closing”).  The Closing will cause the current investment advisory agreement between the Fund and Westchester (the “Current Advisory Agreement”) to terminate.

In order to provide the Fund with continuity of investment advisory services after the Closing, a special meeting (the “Meeting”) of shareholders of the Fund will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 on November 24, 2010, at 11:00 a.m. (Eastern time), to vote on a proposal to consider and approve a proposed investment advisory agreement with WCM (the “Proposed Advisory Agreement”).

The Proposed Advisory Agreement will have the same advisory fee rate and otherwise will be the same in all material respects as the Current Advisory Agreement.

The Transaction is part of a long-term succession plan set in place in 2006, when Westchester entered into an option agreement with Roy D. Behren and Michael T. Shannon, two of Westchester’s portfolio managers, to acquire Westchester’s business and assets.  Frederick W. Green, President, co-portfolio manager and a Trustee of the Fund, is the sole owner of Westchester.  Therefore, Mr. Green will receive the proceeds of the Transaction.  Assisted by a team of experienced professionals, Messrs. Behren and Shannon will continue to co-manage the Fund after the Closing.  They are committed to the same investment approach and risk-management strategies that have distinguished the Fund since inception and made it the special investment vehicle that it is today.

Other than Mr. Green’s retirement, his resignation from the Board of Trustees of the Fund (the “Board”) and the resulting change in ownership of Westchester’s business and assets that will occur upon the Closing of the Transaction, all other aspects of the operations of the Fund, including the Fund’s fundamental investment approach and risk profile, the advisory fee rate paid by the Fund and the persons primarily responsible for the day-to-day investment management of the Fund, will not change.  WCM has assured the Board that there will be no reduction or other significant change in the nature, extent or quality of the investment advisory services to be provided to the Fund under the Proposed Advisory Agreement.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment, and automatic termination, of the Current Advisory Agreement.  Consequently, the Fund will need to enter into a new advisory agreement.  At its September 25, 2010 meeting, the Board considered and approved the Proposed Advisory Agreement to take effect upon the Closing of the Transaction, subject to shareholder approval of the Proposed Advisory Agreement.  Based on information that the Board received from WCM, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, WCM or Westchester, unanimously concluded that it is in the best interests of the Fund and its shareholders to approve the Proposed Advisory Agreement and recommended that the Proposed Advisory Agreement be submitted to the Fund’s shareholders for approval.

Shareholder Services: U.S. Bancorp Fund Services, LLC • P.O. Box 701 • Milwaukee • Wisconsin 53201 • (800) 343-8959
Investment Adviser: Westchester Capital Management, Inc. • 100 Summit Lake Drive • Valhalla • New York 10595 • (914) 741-5600

The proposal is more fully described in the Proxy Statement accompanying this letter.  To help you further understand the proposal, we have enclosed a Questions & Answers section that provides an overview of the proposal.

To attend the Meeting in person, you will need proof of ownership of your shares of the Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of shares of the Fund.

As is described in the Proxy Statement, shareholders are NOT being asked to approve the Transaction.  However, the effectiveness of Proposal 1 is contingent on the Closing of the Transaction, as described in the accompanying Proxy Statement.  The close of business on October 4, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL.  However, before you vote, please read the full text of the Proxy Statement for an explanation of the proposal.  Your vote is extremely important, no matter how large or small your Fund holdings.  TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

°	BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

°	BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

°	BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

°	IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposal to be voted on is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions about the proposal to be voted on, please call D.F. King at 1-800-991-5630.

Sincerely,

Frederick W. Green
On behalf of the Board of Trustees

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS	I
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	1
PROXY STATEMENT	1
General	1
The Transaction	2
The Proposal	3
Other Actions Contemplated by the Transaction	3
Conditions to Closing and Effectiveness of the Proposal	3
Information Regarding Westchester	4
Other Funds Managed by Westchester	4
Information Regarding Interest of Certain Persons in the Matter to be Acted Upon	5
Securities Owned by Trustees and Management	6
Information Regarding WCM	7
Required Vote and Manner of Voting Proxies	7
PROPOSAL 1: TO CONSIDER AND APPROVE A PROPOSED INVESTMENT ADVISORY AGREEMENT WITH WCM	10
The Current Advisory Agreement	10
The Proposed Advisory Agreement	11
Comparison of the Proposed and Current Advisory Agreements	11
Section 15(f) of the 1940 Act	11
Board Considerations Regarding Approval of the Proposed Advisory Agreement	12
Required Vote and Recommendation	17
ADDITIONAL INFORMATION	19
Control Persons and Principal Shareholders	19
Submission of Shareholder Proposals	19
Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on November 24, 2010	19
Annual Reports	19
Shareholder Communications	20
Expense of Proxy Solicitation	20
Voting Results	21

TABLE OF CONTENTS
(continued)
Page

Fiscal Year	21
Administrator	21
General	21
APPENDIX A	A-1

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, FOR YOUR CONVENIENCE WE HAVE PROVIDED A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED ON.

QUESTIONS AND ANSWERS

Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?

A.
As a shareholder of The Merger Fund (the “Fund”), you are being asked to vote on one proposal at a special meeting (the “Meeting”), and any postponements or adjournments thereof, of shareholders of the Fund.

Q.	WHY IS A SPECIAL MEETING OF SHAREHOLDERS BEING HELD?

A.	The Meeting is being held to approve a new investment advisory agreement.

Q.	WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

A.
On October 12, 2010, the Fund’s current investment adviser, Westchester Capital Management, Inc. (“Westchester”), entered into a definitive purchase agreement to transfer substantially all of its business and assets to Westchester Capital Management, LLC (“WCM”), a newly formed company which will be controlled by two of Westchester’s portfolio managers and will have a minority investor that is an affiliate of Lincoln Peak Capital Management, LLC (the “Transaction”).

The closing of the Transaction, currently expected to occur in late 2010 or early 2011 (the “Closing”), will constitute an “assignment” of the current investment advisory agreement between the Fund and Westchester (the “Current Advisory Agreement”).  Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the assignment will result in the automatic termination of the Current Advisory Agreement, and Westchester will no longer serve as the investment adviser to the Fund.  Consequently, the Fund will need to enter into a new advisory agreement, which requires the approval of both the Board of Trustees of the Fund (the “Board”) and the shareholders of the Fund.  The Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, WCM or Westchester, unanimously recommends that the shareholders of the Fund approve a new investment advisory agreement between the Fund and WCM (the “Proposed Advisory Agreement”).  The Proposed Advisory Agreement is the same in all material respects as the Current Advisory Agreement.  Approval of the Proposed Advisory Agreement is a condition to the Closing of the Transaction.  If the shareholders of the Fund do not approve the Proposed Advisory Agreement, the Transaction will not be consummated and Westchester will continue to serve as the Fund’s investment adviser.

Shareholders are NOT being asked to vote on the Transaction.

i

As is explained in the Proxy Statement, if approved by the shareholders of the Fund, the effectiveness of Proposal 1 is contingent on the Closing.  The Transaction is subject to certain other approvals and conditions to closing, including the availability of bank financing for a portion of the consideration to be paid by WCM for Westchester’s advisory business and assets.

The Proxy Statement provides additional information about the Proposed Advisory Agreement.

Q.	WHAT AM I BEING ASKED TO VOTE “FOR” IN THIS PROXY STATEMENT?

A.
Shareholders are being asked to approve one proposal.  The proposal cannot be effected without shareholder approval.  The Board, including all of the Independent Trustees, has unanimously approved Proposal 1, believes that it is in the best interests of the Fund and its shareholders, and recommends that you approve it.

°	PROPOSAL 1: TO CONSIDER AND APPROVE A PROPOSED INVESTMENT ADVISORY AGREEMENT WITH WCM.

Q.           HOW WILL THE PROPOSAL AFFECT ME AS A SHAREHOLDER?

A.
The Transaction is not expected to adversely affect you or the Fund.  Your investment in the Fund will not change as a result of the Transaction.  You will own the same number of shares in the Fund, and the net asset value of your investment will not change as a result of the Transaction.  Further, the Transaction is not expected to result in any change to the Fund’s fundamental investment approach and risk profile.

WCM has assured the Board that Proposal 1 is not expected to materially affect the manner in which the Fund is managed and operated.

Other than Mr. Green’s retirement, Mr. Green’s resignation from the Board and the resulting change in ownership of Westchester’s business and assets that will occur upon the Closing, all other aspects of the operations of the Fund, including the Fund’s fundamental investment approach and risk profile, the advisory fee rate paid by the Fund and the persons responsible for day-to-day investment management of the Fund, will not change.  Messrs. Behren and Shannon will continue to be the Fund’s portfolio managers.  WCM has assured the Board that there will be no reduction or other significant change in the nature, extent or quality of the investment advisory services to be provided to the Fund under the Proposed Advisory Agreement.

Q.	HOW DOES THE PROPOSED ADVISORY AGREEMENT COMPARE WITH THE CURRENT INVESTMENT ADVISORY AGREEMENT?

A.
The Proposed Advisory Agreement and the Current Advisory Agreement are the same in all material respects.  The advisory fee rate charged to the Fund will not change under the Proposed Advisory Agreement.  The services to be provided by WCM under the Proposed Advisory Agreement are the same in all material respects as those provided by Westchester under the Current Advisory Agreement, as discussed in greater detail in the Proxy Statement under Proposal 1.

Q.	WILL THE FUND’S EXPENSES INCREASE AS A RESULT OF THE TRANSACTION?

A.
No.  The investment advisory fee rate will not change as a result of the Transaction.  WCM also has agreed to enter into a separate fee-waiver agreement that is the same in all material respects as the current fee-waiver agreement between the Fund and Westchester.  Both agreements provide that the relevant adviser will reduce its advisory fee rate so that the advisory fee rate will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  In addition, the Fund’s administration, fund accounting, transfer agent and custody agreements are not changing as a result of the Transaction.

Q.	HOW WILL THE PROPOSAL AFFECT THE PORTFOLIO-MANAGEMENT PERSONNEL MANAGING THE FUND?

A.
The Fund’s current portfolio managers are Frederick W. Green, Roy D. Behren and Michael T. Shannon.  Messrs. Behren and Shannon will be the majority owners of WCM.  After the Closing, Messrs. Behren and Shannon will continue to be the Fund’s portfolio managers.

Q.	WHAT OTHER ACTIONS ARE CONTEMPLATED AS PART OF THE TRANSACTION?

In order to demonstrate their continued commitment to WCM, Messrs. Behren and Shannon will enter into services agreements with WCM, under which each of them will commit to remain actively engaged in the business of WCM for at least a four-year term.  They will also agree to provide advance written notice of any resignation and to be bound by post-termination non-competition and non-solicitation covenants.

The Merger Fund name will not change.

Q.	WILL MY VOTE MAKE A DIFFERENCE?

A.
Yes.  Your vote is important and makes a difference in the governance of the Fund, no matter how many shares you own.  Your vote will help ensure that the proposal can be implemented.  We encourage all shareholders to participate in the governance of the Fund.

Q.	WHO IS PAYING FOR PREPARATION, PRINTING AND MAILING OF THIS PROXY?

A.	Westchester will bear all of these costs. The Fund will not bear any of these costs.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A.	If you need assistance or have any questions regarding the proposal or how to vote your shares, please call D.F. King at 1-800-991-5630.

Q.	HOW DO I VOTE MY SHARES?

A.
You can submit your instructions by completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

THE MERGER FUND
100 Summit Lake Drive
Valhalla, New York  10595

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 24, 2010

A special meeting (the “Meeting”) of the shareholders of The Merger Fund (the “Fund”), a Massachusetts business trust, will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York  10103, at 11:00 a.m. (Eastern time) on November 24, 2010 for the following purpose:

PROPOSAL 1.	To consider and approve a proposed investment advisory agreement with WCM.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record on October 4, 2010 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO D.F. KING IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE, OR OTHERWISE VOTE PROMPTLY BY TELEPHONE OR INTERNET.

By Order of the Board of Trustees,
Frederick W. Green
October 15, 2010
Valhalla, New York

THE MERGER FUND
100 Summit Lake Drive
Valhalla, New York 1059

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 24, 2010

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”, and each member of the Board, a “Trustee”) of The Merger Fund (the “Fund”), a Massachusetts business trust, of proxies to be voted at the special meeting of shareholders of the Fund (the “Meeting”) to be held at 11:00 a.m. (Eastern time) on November 24, 2010, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York  10103, and at any and all adjournments or postponements thereof.  The Meeting will be held for the following purpose:

PROPOSAL 1.	To consider and approve a proposed investment advisory agreement with WCM (the “Proposed Advisory Agreement”).

The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record at the close of business on October 4, 2010 (the “Record Date”) are entitled to vote at the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  The number of shares of the Fund outstanding on the Record Date is 225,139,421.974, and the net assets of the Fund as of that date are $3,621,281,481.16.

This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy were first sent to shareholders on or about October 18, 2010.

Please complete, sign, date and return the proxy card, or if you vote by telephone or over the Internet, please vote on the proposal.  If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s).  This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.  If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal.  Shareholders who execute proxies may revoke them with respect to the proposal at any time before a vote is taken by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose and vote for one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies.  Any such adjournment would require the affirmative vote of holders of a majority of the shares present in person or represented by proxy at the Meeting.  If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment.  If the necessary quorum is obtained, but the vote required to approve the proposal is not obtained, the persons named as proxies will vote those proxies that are entitled to vote in favor of the proposal, and all properly executed but unmarked proxies, FOR any such adjournment, and will vote AGAINST any such adjournment those proxies that they have been instructed to vote against the proposal.  Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal.

In the event that the Proposed Advisory Agreement is not approved, the Transaction will not be consummated and the current investment advisory agreement between the Fund and Westchester Capital Management, Inc. (“Westchester”), dated January 31, 1989 (the “Current Advisory Agreement”), will continue in effect in accordance with its terms, and Westchester will continue to serve as the Fund’s investment adviser.

THE TRANSACTION

Frederick W. Green, the founder, President and a co-portfolio manager of Westchester, is causing Westchester to transfer substantially all of its business and assets to Westchester Capital Management, LLC (“WCM”), a newly formed company which will be controlled by two of Westchester’s portfolio managers and will have a minority investor that is an affiliate of Lincoln Peak Capital Management, LLC (the “Transaction”).  The Transaction is part of a long-term succession plan set in place in 2006, when Westchester entered into an option agreement with Roy D. Behren and Michael T. Shannon, two of Westchester’s portfolio managers, providing Messrs. Behren and Shannon with the right to acquire Westchester’s business and assets.  Mr. Green is the sole owner of Westchester and will therefore receive all of the proceeds of the Transaction.

On October 12, 2010, Westchester entered into a definitive purchase and redemption agreement (the “Purchase Agreement”) to transfer substantially all of its business and assets to WCM.  Under the terms of the Purchase Agreement, WCM will obtain an investment advisory business that currently has approximately $3.7 billion in assets under management, and Westchester will receive cash and a promissory note and will retain a one percent interest in WCM that is subject to redemption at the election of either Westchester or WCM on the date that is five years from the closing of the transaction in consideration for a redemption payment that is tied to the growth in assets under management by WCM.  Shareholders are NOT being asked to vote on the Transaction.  Rather, as is described below, shareholders are being asked to vote on a proposal to approve the Proposed Advisory Agreement.

Other than Mr. Green’s retirement, Mr. Green’s resignation from the Board and the resulting change in ownership of Westchester’s business and assets that will occur upon the closing of the Transaction, all other aspects of the operations of the Fund, including the Fund’s fundamental investment approach and risk profile, the advisory fee rate paid by the Fund and the persons principally responsible for day-to-day investment management of the Fund, will not change.  Messrs. Behren and Shannon will continue to be the Fund’s portfolio managers.  WCM has assured the Board that there will be no reduction or other significant change in the nature, extent or quality of the investment advisory services to be provided to the Fund under the Proposed Advisory Agreement.

The closing of the Transaction, currently expected to occur in late 2010 or early 2011 (the “Closing”), will constitute an “assignment” of the Current Advisory Agreement.  Pursuant to the 1940 Act, the assignment will result in the automatic termination of the Current Advisory Agreement, and Westchester will no longer serve as the investment adviser to the Fund.  Consequently, the Fund will need to enter into a new advisory agreement, which requires the approval of both the Board and the shareholders of the Fund.  The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, WCM or Westchester (the “Independent Trustees”), unanimously recommends that the shareholders of the Fund approve the Proposed Advisory Agreement.  The Proposed Advisory Agreement is the same in all material respects as the Current Advisory Agreement.  Approval of the Proposed Advisory Agreement is a condition to the Closing.  If the shareholders of the Fund do not approve the Proposed Advisory Agreement, the Transaction will not be consummated and Westchester will continue to serve as the Fund’s investment adviser.

Prior to the Closing, the shareholders of the Fund must also approve the Proposed Advisory Agreement, and the shareholders or board of trustees of two other funds advised by Westchester must also approve new advisory agreements.  The Closing and shareholder approval are conditions precedent to the effectiveness of the Proposed Advisory Agreement.

THE PROPOSAL

The Closing will cause the Current Advisory Agreement to terminate.  As is discussed in more detail in this Proxy Statement, the Board, including all of the Independent Trustees, has unanimously approved and recommends that shareholders of the Fund approve the Proposed Advisory Agreement.

OTHER ACTIONS CONTEMPLATED BY THE TRANSACTION

In order to demonstrate their continued commitment to WCM, Messrs. Behren and Shannon will enter into services agreements with WCM under which they will commit to remain actively engaged in the business of WCM for at least a four-year term.  They will also agree to provide advance written notice of any resignation and to be bound by post-termination non-competition and non-solicitation covenants.

The Merger Fund name will not change.

CONDITIONS TO CLOSING AND EFFECTIVENESS OF THE PROPOSAL

As set forth in the Purchase Agreement, the Closing is subject to certain terms and conditions, including, among other terms and conditions typical in this type of a transaction, approval by the Fund’s shareholders of the Proposed Advisory Agreement, approval by the shareholders or the board of trustees of two other funds advised by Westchester of new advisory agreements and the availability of bank financing to fund a portion of the consideration to be paid by WCM to Westchester in connection with the transfer of its advisory business and assets.  As is noted above, shareholders are NOT being asked to approve the Transaction.  However, the effectiveness of Proposal 1 is contingent on the Closing.

INFORMATION REGARDING WESTCHESTER

The current investment adviser to the Fund is Westchester Capital Management, Inc., a New York corporation and a registered investment adviser with its principal offices located at 100 Summit Lake Drive, Valhalla, New York 10595.  Frederick W. Green is the President, a director and the sole shareholder of Westchester.  His principal occupation is President and co-portfolio manager of Westchester.  Patricia Payne Green is a director of Westchester.  Her principal occupation is President of Little Hooves & Big Hearts, a charitable organization that provides animal-assisted therapy to seniors and special-needs children.  Their address is c/o Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595.  The officers of the Fund (Frederick W. Green, President and a Trustee; Bonnie L. Smith, Vice President, Secretary and Treasurer; Roy D. Behren, Vice President; Michael T. Shannon, Vice President and Bruce Rubin, Chief Compliance Officer) are employees of Westchester.

Mr. Green, Roy D. Behren and Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Behren has served as a research analyst for Westchester since 1994 and as Westchester’s Chief Compliance Officer from 2004 to June 2010, and has served as a portfolio manager for the Fund since January 2007.  Mr. Behren also served as Chief Compliance Officer of the Fund from 2004 to June 2010.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.  Westchester had approximately $3.7 billion in assets under management as of September 30, 2010.

OTHER FUNDS MANAGED BY WESTCHESTER

Westchester also acts, and following the Closing WCM will act, as investment adviser or sub-adviser to the following other registered investment companies having a similar investment objective as the Fund:

Name of Fund with Similar Investment Objective	Net Assets as of September 30, 2010	Annual Advisory Fee Rate as a % of Average Daily Net Assets	Waivers/Reimbursements
The Merger Fund VL	$12.7 million	1.25%	Total annual fund operating expenses do not exceed 1.40%
Dunham Monthly Distribution Fund	$73.5 million	0.50% plus or minus a performance fee at a rate that ranges between negative 0.50% and plus 0.50%	None

Westchester has entered into a separate Amended and Restated Expense Waiver and Reimbursement Agreement with The Merger Fund VL which contractually requires Westchester to either waive fees due to it or subsidize various operating expenses of The Merger Fund VL so that total annual fund operating expenses do not exceed 1.40%, excluding interest expense and dividends on securities sold short, of the average daily net assets of The Merger Fund VL.  The agreement expires on July 1, 2013, but may be renewed annually by mutual agreement.  The agreement permits Westchester to recapture any waivers or subsidies it makes only if the amounts can be recaptured within three years without causing The Merger Fund VL’s total annual operating expenses, excluding interest expense and dividends on securities sold short, to exceed the applicable cap.  Westchester does not subsidize acquired fund fees and expenses, which are fees and expenses incurred by The Merger Fund VL in connection with its investment in other investment companies.

As sub-adviser to Dunham, the management fee earned by Westchester is a performance-based fulcrum fee composed of an annual base rate of 0.50% of Dunham’s average daily net assets, plus or minus a performance fee at a rate that ranges between negative 0.50% and plus 0.50% based on Westchester’s performance over a rolling 12 month period against Dunham’s designated benchmark.  Westchester is rewarded when performance exceeds the benchmark and is penalized when performance is short of the benchmark.  No adjustment is made to the sub-advisory fees if the performance falls within the “null zone” of plus or minus 0.15% versus the benchmark (i.e., a range where performance differences are not meaningful).  For Dunham’s fiscal year ended October 31, 2009, the performance fee rate applied to Westchester’s management fee was 0.50%.  The fees Westchester charges Dunham are not subject to any breakpoints.

INFORMATION REGARDING INTEREST OF CERTAIN PERSONS IN THE MATTER TO BE ACTED UPON

Frederick W. Green, President and a Trustee of the Fund, is the sole owner of Westchester.  Therefore, Mr. Green will receive all of the proceeds of the Transaction.

Roy D. Behren, Vice President, co-portfolio manager and former Chief Compliance Officer of the Fund, and Michael T. Shannon, Vice President and co-portfolio manager of the Fund, will collectively own, subject to adjustment, approximately 87.5% of WCM.  Therefore, if the Proposed Advisory Agreement is approved, Messrs. Behren and Shannon will be majority owners of the Fund’s new investment adviser.

SECURITIES OWNED BY TRUSTEES AND MANAGEMENT

The following table sets forth the amount of equity securities owned by each Trustee in the Fund as of the Record Date.  As of September 30, 2010, the Trustees and officers of the Fund and Westchester’s retirement funds, as a group, owned less than one percent of the Fund’s outstanding shares.

Trustee Equity Ownership as of September 30, 2010
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Frederick W. Green	over $100,000	over $100,000
Michael J. Downey	$10,001-$50,000	$10,001-$50,000
James P. Logan, III(1)	$1-$10,000	$1-$10,000
Barry Hamerling	over $100,000	over $100,000
(1)	Mr. Logan disclaims beneficial ownership of his wife’s shares.

INFORMATION REGARDING WCM

WCM is a newly formed Delaware limited liability company, which will be a registered investment adviser concurrently with the effectiveness of the Proposed Advisory Agreement, with its principal offices located at 100 Summit Lake Drive, Valhalla, New York 10595.

Although WCM has no operating history, as described in the Proxy Statement, Roy D. Behren and Michael T. Shannon, who will be WCM’s majority owners and co-portfolio managers, are two of the three co-portfolio managers of Westchester.  Messrs. Behren and Shannon will continue to serve as portfolio managers of the Fund and two other funds advised by WCM.  Each of Messrs. Behren and Shannon’s principal occupation is co-portfolio manager of Westchester.

Under the terms of the Purchase Agreement, the consideration to be paid for Westchester’s advisory business and assets will be paid partially in cash to Westchester at the Closing, with the remainder of such consideration to be paid by delivery of a five-year promissory note to Westchester.  The cash payment will be funded by an equity investment in WCM by an affiliate of Lincoln Peak Capital Management, LLC and by the proceeds of a loan to be made by SunTrust Bank to WCM.  SunTrust Bank has provided a commitment letter to WCM with respect to the loan, with customary conditions to its commitment, including satisfactory documentation, absence of a material adverse change, completion of diligence and satisfaction of other customary closing conditions.  Westchester will also retain a one percent interest in WCM that is subject to redemption at the election of either Westchester or WCM on the date that is five years from the Closing in consideration for a redemption payment that is tied to the growth in assets under management by WCM.  WCM has assured the Board that these payment obligations are not expected to impair WCM’s financial ability to fulfill its commitment to the Fund under the Proposed Advisory Agreement.

REQUIRED VOTE AND MANNER OF VOTING PROXIES

A quorum of the shareholders of the Fund, consisting of a majority of the outstanding shares entitled to vote on a proposal, is required in order to take any action at the Meeting with respect to the proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the Inspector of Election appointed for the Meeting.  The Inspector of Election, who is an employee of the proxy solicitor engaged by Westchester, will determine whether or not a quorum is present at the Meeting.  The Inspector of Election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution or intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting.  The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s or client’s shares with respect to Proposal 1.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares.  At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal.  Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers.  In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.  This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend.  Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares of the Fund.  The term “majority of the outstanding shares of the Fund” means the vote of (i) 67% or more of the Fund’s shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal.  Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” proposals.  Abstentions and broker non-votes effectively result in a vote “AGAINST” Proposal 1.

PROPOSAL 1:  TO CONSIDER AND APPROVE A PROPOSED INVESTMENT ADVISORY AGREEMENT WITH WCM

The purpose of this proposal is to consider and approve a proposed investment advisory agreement with WCM.

Under the 1940 Act, the Closing will result in the assignment and automatic termination of the Current Advisory Agreement.  Therefore, as is described below, shareholders of the Fund are being asked to approve the Proposed Advisory Agreement.

THE CURRENT ADVISORY AGREEMENT

Pursuant to the Current Advisory Agreement, the Fund pays Westchester an advisory fee at the rate of 1.0% of the value of the Fund’s average daily net assets.

Westchester has entered into a separate agreement with the Fund whereby Westchester has agreed to reduce its advisory fee rate so that the advisory fee rate will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This agreement is effective for the period from February 1, 2010 through January 31, 2011 and shall continue in effect from year to year thereafter only upon mutual agreement of the Fund and Westchester.  For the fiscal year ended September 30, 2010, the Fund paid advisory fees of $26,253,200 to Westchester.

The Current Advisory Agreement provides that the Fund pays all of the Fund’s expenses, including, without limitation, (i) the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the 1940 Act and state securities laws and regulations, (ii) preparation, printing and mailing of reports, notices and prospectuses to current shareholders, (iii) transfer taxes on the sales of the Fund’s shares and on the sales of portfolio securities, (iv) brokerage commissions, (v) custodial and shareholder transfer charges, (vi) legal, auditing, administration and accounting expenses, (vii) expenses of servicing shareholder accounts, (viii) insurance expenses for fidelity and other coverage, (ix) fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act, (x) expenses of Trustee and shareholder meetings, and (xi) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act.  The Fund is also liable for non-recurring expenses as may arise, including litigation to which the Fund may be a party.  The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation, but not against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Current Advisory Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on January 16, 2010.  The date on which the Current Advisory Agreement was last submitted to a vote of shareholders for the purpose of approval was January 13, 1989.

THE PROPOSED ADVISORY AGREEMENT

The Proposed Advisory Agreement will become effective as of the Closing.  If the Closing does not take place, the Proposed Advisory Agreement will not become effective and the Current Advisory Agreement will continue in effect in accordance with its terms.

Under Section 15 of the 1940 Act, the Proposed Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the shareholders of the Fund.

Based on the considerations described below in “Board Considerations Regarding Approval of the Proposed Advisory Agreement,” the Board, including the Independent Trustees, unanimously approved the Proposed Advisory Agreement.

COMPARISON OF THE PROPOSED AND CURRENT ADVISORY AGREEMENTS

There are no material differences between the terms of the Proposed Advisory Agreement and the terms of the Current Advisory Agreement.  A form of the Proposed Advisory Agreement is attached as Appendix A to this Proxy Statement.

WCM also has agreed to enter into a separate fee-waiver agreement that is the same in all material respects as the current fee-waiver agreement between the Fund and Westchester.  Both agreements provide that the relevant adviser will reduce its advisory fee rate so that the advisory fee rate will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This separate agreement, which is not subject to shareholder approval, will expire upon the initial term of the Proposed Advisory Agreement, and may continue in effect from year to year thereafter only upon mutual agreement of the Fund and WCM.

SECTION 15(f) OF THE 1940 ACT

As described above, the Closing will result in the assignment, and automatic termination, of the Current Advisory Agreement.  Section 15(f) of the 1940 Act provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with an assignment of an advisory contract as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Fund as a result of the Transaction, or as the result of any express or implied terms, conditions or understandings applicable to the Transaction.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the assignment whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company.  The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  If either condition is not met, the safe harbor is not available.

Consistent with the first condition of Section 15(f), Westchester and WCM have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing of the Transaction, any “unfair burden” on the Fund.

With respect to the second condition of Section 15(f), the Board currently satisfies such 75% requirement.  The Board has appointed Mr. Behren to fill the vacancy created by Mr. Green’s resignation, subject to the Closing.  Following the Closing, the Board will continue to satisfy such 75% requirement.  WCM has agreed to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

BOARD CONSIDERATIONS REGARDING APPROVAL OF THE PROPOSED ADVISORY AGREEMENT

On September 25, 2010, at an in-person meeting called for the purpose of considering the Proposed Advisory Agreement, the full Board, including all of the Independent Trustees, approved the Proposed Advisory Agreement.  In so doing, the full Board, including the Independent Trustees, reviewed and evaluated materials and information about the Proposed Advisory Agreement, the Transaction and related matters provided by Westchester, WCM, counsel to the Independent Trustees and counsel to the Fund.  The Independent Trustees conferred separately in executive session with counsel to the Independent Trustees about the Transaction.

At the meeting, the Board considered oral and written information provided by WCM regarding, among other things: WCM’s ownership structure; the portfolio managers’ experience, performance record, reputations, industry relationships and their ability to manage the Fund consistent with the Fund’s current investment objectives and policies; business and investment strategies; resources; and financial strength.  Emphasis during the meeting focused on WCM’s business being the same in all material respects as Westchester’s business and WCM’s majority owners continuing to be the Fund’s portfolio managers.  The Board discussed with Westchester and WCM the Transaction and its potential effect, if any, on the Fund and its shareholders.

The Board took into consideration that other than the change in ownership of Westchester’s business and assets, Mr. Green’s retirement and Mr. Green’s resignation from the Board, all other aspects of the operations of the Fund, including the Fund’s fundamental investment approach and risk profile, the advisory fee rate payable by the Fund and the persons principally responsible for the day-to-day investment management of the Fund, will not change.  Messrs. Behren and Shannon assured the Board that there will be no reduction or other significant change in the nature, extent or quality of the investment advisory services to be provided to the Fund under the Proposed Advisory Agreement.

In their deliberations, the Trustees considered all materials that they believed reasonably necessary to evaluate in determining whether to approve the Proposed Advisory Agreement.  In their deliberations, the Trustees did not identify any single piece of information that was all-important, controlling or determinative of their decision, and individual Trustees may have attributed different weights to the various factors.  The material factors that formed the basis for the Trustees’ approval included the factors set forth below:

(i)	there is not expected to be any diminution in the nature, extent and quality of the services to be provided to the Fund following the Closing as a result of the Transaction;

(ii)	the fundamental investment approach and risk profile of the Fund will not change after the Closing as a result of the Transaction;

(iii)
the qualifications of WCM to provide advisory services to the Fund, including that two of Westchester’s portfolio managers will be the majority owners of WCM and will continue to be the Fund’s portfolio managers after the Closing;

(iv)
the advisory fee rate paid by the Fund under the Current Advisory Agreement is the same rate proposed to be charged by WCM under the Proposed Advisory Agreement, WCM also has agreed to enter into a separate fee-waiver agreement that is the same in all material respects as the current fee-waiver agreement between the Fund and Westchester, and the Board plans to consider WCM’s willingness to continue this agreement when considering whether to renew the Proposed Advisory Agreement after its initial term;

(v)	the transition from Westchester to WCM will not have any foreseeable short-term or long-term adverse impact on the Fund or its shareholders;

(vi)	the compliance capabilities of WCM, including that WCM’s compliance program and the Fund’s Chief Compliance Officer, are not expected to change after the Closing as a result of the Transaction;

(vii)	WCM assured the Board that it will retain all of Westchester’s employees, except Mr. Green and one other retiring employee;

(viii)	the terms and conditions of the Proposed Advisory Agreement, including the differences between the Proposed Advisory Agreement and the Current Advisory Agreement, which are not material;

(ix)	the financial strength and resources of WCM, including that WCM will have adequate cash, net worth and net working capital after the Closing to support its operations;

(x)	the terms and conditions of other agreements and arrangements relating to the future operations of the Fund, including WCM’s services agreements with Messrs. Behren and Shannon;

(xi)	Westchester, and not the Fund, will pay all of the costs of obtaining approval of the Proposed Advisory Agreement;

(xii)	the members of the current Board will continue to oversee the Fund after the Closing, except that upon the Closing, Mr. Green will resign and the Board has appointed Mr. Behren to fill that vacancy;

(xiii)	WCM has no affiliations that will adversely affect the Fund or its shareholders;

(xiv)	shareholders of the Fund will face no adverse tax consequences as a result of the Transaction; and

(xv)
WCM has agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there is not imposed on the Fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act).

In connection with the Board’s consideration of the Proposed Advisory Agreement, the Board also considered the following factors:

Nature, Extent and Quality of Services to be Provided

The Trustees considered the expected nature, extent and quality of the services to be provided to the Fund by WCM and the resources to be dedicated to the Fund by WCM, including WCM’s portfolio-management services; the portfolio managers’ expertise, familiarity with the Fund, quality, competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial-reporting controls; adherence to the Fund’s investment objectives, policies and restrictions; and future plans for the Fund.  The Trustees also reviewed WCM’s methodology, research and analysis that it will employ in selecting investments for the Fund.  The Trustees considered the non-traditional nature of the Fund’s investment approach; the specialized expertise and experience of the Fund’s portfolio managers, who will be the majority owners of WCM; and the difficulty, were it warranted, of selecting another adviser experienced in the Fund’s investment approach.

The Trustees additionally considered, among other things, the expected impact, if any, of the Transaction on the operations of the Fund; continuity in portfolio management, support and trading functions; the ability of WCM to attract, motivate and retain highly qualified advisory investment professionals; and the quality of WCM’s investment research capabilities and the other resources that it will devote to managing the Fund.  As noted above, the Trustees also considered that Messrs. Behren and Shannon will continue to serve as the portfolio managers of the Fund following the Closing of the Transaction.

The Trustees noted the professional experience and qualifications of the portfolio managers of WCM.  The Trustees also considered that the compliance program and resources proposed to be provided to the Fund by WCM will be the same in all material respects as the current compliance program and resources, including WCM’s representation that the current Chief Compliance Officer of the Fund and Westchester will serve as the Chief Compliance Officer of the Fund and WCM following the Closing.

After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided by WCM to the Fund under the Proposed Advisory Agreement supported the approval of such agreement.

Investment Advisory Fee Rate

The Trustees considered the fact that the investment advisory fee rate payable by the Fund to WCM under the Proposed Advisory Agreement is the same as the investment advisory fee rate paid by the Fund to Westchester under the Current Advisory Agreement.  The Trustees considered WCM’s willingness to enter into a separate fee-waiver agreement that is the same in all material respects as the current fee-waiver agreement between the Fund and Westchester.  Both agreements provide that the relevant adviser will reduce its advisory fee rate so that the advisory fee rate will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  The Trustees noted that this separate agreement, which is not subject to shareholder approval, will expire upon the initial term of the Proposed Advisory Agreement, and may continue in effect from year to year thereafter only upon mutual agreement of the Fund and WCM.

The Trustees received and considered information about the advisory fee rate that will be charged by WCM to its other clients, taking into account, among other things, differences in size and risk profile.  In evaluating the Fund’s proposed advisory fee rate, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.  The Board also reviewed comparisons of the rates of compensation paid to managers of funds in the Fund’s peer group, which includes alternative-investment mutual funds.

The Trustees also noted WCM’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the proposed advisory fee rate supported the approval of the Proposed Advisory Agreement.

Investment Performance of the Fund and WCM

The Trustees also evaluated the investment performance of the Fund relative to the S&P 500 Index over the last year, three years, five years and 10 years, and relative to the performance of alternative-investment mutual funds, including those that engage in merger arbitrage.  The Trustees noted that the Fund has had only two down years since inception in 1989.  The Trustees also focused on the Fund’s performance since January 2007, when Messrs. Behren and Shannon started co-managing the Fund’s portfolio with Mr. Green.

The Trustees noted that although WCM was a newly formed entity, the Trustees were familiar with WCM’s portfolio managers’ investment performance as portfolio managers of the Fund and the other funds advised by Westchester since January 2007.

Costs of Services to be Provided and Estimated Profitability

Additionally, the Board reviewed information on the costs of the services to be provided and the profits to be realized by WCM from its relationship with the Fund, as evidenced by WCM’s projected profitability analysis.  The profitability analysis consisted of projected income and expenses by category, less expenses allocated to other funds to be managed by an affiliate of WCM, adjusted total expenses, net income, pre-tax profit margin and pre-tax profit margin before payments to fund supermarkets.  The Board also reviewed Lipper data relating to average expenses, advisory fee rates for comparable funds and the expected benefit to WCM of the Fund’s soft-dollar arrangements.  The Trustees also considered information provided by WCM regarding its projected financial condition.

The Board considered the Fund’s total expense ratio, contractual investment advisory fee rate, 12b-1 distribution expense and service-provider fee ratio (in the aggregate and separately by fund administration, custodian, fund accounting and transfer agent fee ratios) compared to the industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range.

The Board also considered the amount and nature of fees paid by the Fund.  The Board considered the fact that WCM will agree to keep the current advisory fee rate with existing breakpoints so that the advisory fee rate will continue to be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  The Board noted that this agreement will be effective for at least the initial term of the Proposed Advisory Agreement and will continue in effect from year to year thereafter only upon mutual agreement of the Fund and WCM.

WCM provided information on peer-group comparisons consisting of alternative-investment mutual funds, including those that engage in merger arbitrage.  The materials compared each fund’s: investment strategies; management fee; expense ratio; total assets; whether a fund has a breakpoint, charges a sales load and is open to new investors; returns for the one year, three years, five years and 10 years ended December 31, 2009; and risk as measured by beta and standard deviation.  It was noted that the Fund’s management fees and expense ratio were within the average range compared to its peer funds.

After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that WCM’s expected expenses and profitability associated with its relationship with the Fund supported the approval of the Proposed Advisory Agreement.

Economies of Scale

The Board considered the extent to which economies of scale will be realized with respect to operational costs as the Fund grows in the number of shareholders and assets under management, the existence of previously established breakpoints agreed to be continued by WCM, and whether fee levels to be charged by WCM reflect these economies of scale for the benefit of Fund investors are fair under the circumstances, which the Board, including all of the Independent Trustees, believed to be the case.

The Trustees considered the existence of any anticipated economies of scale in the provision by WCM of services to the Fund and to other funds managed by WCM, and whether those economies of scale were expected to be shared with the Fund.  The Trustees considered the potential impact of the Transaction on the prospects for growth in the sale of shares of the Fund, and noted that breakpoints that reduce the fee rate on assets above specified threshold levels will not change.  After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale are expected to be shared with the Fund supported the approval of the Proposed Advisory Agreement.

Other Benefits to WCM

The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by WCM as a result of its relationship with the Fund.  The Trustees also considered the benefits of research expected to be made available to WCM by reason of brokerage commissions generated by the Fund’s securities transactions, and noted that WCM’s practices with respect to allocating portfolio brokerage for brokerage and research services will be the same as Westchester’s practices.  The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that will be in place to disclose and to monitor such possible conflicts of interest.  The Trustees recognized that WCM’s profitability likely would be somewhat lower without these benefits.

Conclusion

Based on its evaluation, in consultation with independent counsel, of all material aspects of the Proposed Advisory Agreement, including those factors described above, and such other information believed to be reasonably necessary to evaluate the terms of the Proposed Advisory Agreement, the Board, including all of the Independent Trustees voting separately, unanimously determined that the terms of the Proposed Advisory Agreement were fair and reasonable, the compensation to be paid to WCM pursuant to the Proposed Advisory Agreement was reasonable, and approval of the Proposed Advisory Agreement by the Board and the shareholders of the Fund would be in the best interests of the Fund and its shareholders.

REQUIRED VOTE AND RECOMMENDATION

Approval of the Proposed Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy.  All shares of the Fund vote together as a single class on Proposal 1.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

ADDITIONAL INFORMATION

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the Record Date, the following persons owned of record the amounts indicated of the shares of the Fund.

NAME AND ADDRESS	PERCENT HELD
National Financial Services Corp. 200 Liberty Street, 5th Floor New York, NY 10281-5598	44.98%
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	19.74%

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual meetings of shareholders.  A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 100 Summit Lake Drive, Valhalla, New York 10595, at a reasonable time before the Fund begins to print and mail its proxy materials.  Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON NOVEMBER 24, 2010

This Proxy Statement is available on the Internet at: https://www.mergerfund.com.

ANNUAL REPORTS

A COPY OF THE FUND’S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON REQUEST BY WRITING TO THE MERGER FUND C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701, BY CALLING 1-800-343-8959 OR BY VISITING THE FUND’S WEBSITE AT WWW.MERGERFUND.COM.  COPIES OF THE FUND’S SHAREHOLDER REPORTS ALSO ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC’S INTERNET SITE AT WWW.SEC.GOV.

Please note that only one Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of this Proxy Statement, which the Fund will deliver promptly upon written or oral request, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.  If your account is held through a financial institution or other intermediary, please contact it directly to request individual delivery.

SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Trustee should write to the attention of Secretary, The Merger Fund, 100 Summit Lake Drive, Valhalla, New York 10595.  The letter should indicate that you are a Fund shareholder.  If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee.  If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

EXPENSE OF PROXY SOLICITATION

Westchester will bear the costs of soliciting proxies.  Such costs are not expected to exceed $700,000.  Solicitation may be made by letter or telephone by officers or employees of Westchester, or by dealers and their representatives.  Brokerage houses, banks and other fiduciaries may be requested to forward proxy-solicitation material to their principals to obtain authorization for the execution of proxies.  Westchester will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund’s shareholders.  In addition, Westchester has retained D.F. King, a proxy solicitation firm, to assist in the solicitation of proxies.  D.F. King may solicit proxies personally and by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity.  In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his, her or its full name and address and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

VOTING RESULTS

The results of the voting on the proposal to be considered at the Meeting will be communicated to shareholders in the Fund’s 2010 Semi-Annual Report and on the Fund’s website at www.mergerfund.com.  The Fund may also make a public announcement of the results of the Meeting if the Board deems it appropriate.

FISCAL YEAR

The fiscal year end of the Fund is September 30.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund’s administrator.

GENERAL

Westchester does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting.  However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies in accordance with their judgment of the best interests of the Fund and its shareholders.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 100 Summit Lake Drive, Valhalla, New York 10595, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment.  The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of the Fund and its shareholders.

PLEASE VOTE PROMPTLY BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING PREPAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

Frederick W. Green
On behalf of the Board of Trustees
October 15, 2010

PROXY CARD

THE MERGER FUND
SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 24, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of The Merger Fund, a Massachusetts business trust (the “Fund”), hereby appoints Michael J. Downey and Barry Hamerling, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of the Fund which the undersigned would be entitled to vote, standing in the name of the undersigned at the close of business on October 4, 2010, at the Special Meeting of Shareholders of the Fund to be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 at 11:00 a.m. (Eastern time) on November 24, 2010, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on Proposal 1, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

This proxy is solicited by the Board of Trustees of The Merger Fund and will be voted in accordance with instructions given by the shareholders, but if no instructions are given it will be voted FOR the proposal listed.  By signing this proxy card, receipt of the accompanying notice of special meeting and proxy statement is acknowledged.

VOTE VIA THE INTERNET: www.kingproxy.com/tmf
VIA THE TELEPHONE: 1-800-991-5630

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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.  Signature(s) should be exactly as name or names appear on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

____________________________________________________

Signature(s)

____________________________________________________

Signature(s)

____________________________________________________

Date

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:  [_]

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1.	TO CONSIDER AND APPROVE A PROPOSED INVESTMENT ADVISORY AGREEMENT WITH WESTCHESTER CAPITAL MANAGEMENT, LLC.

☐FOR	☐AGAINST	☐ABSTAIN

2.	DISCRETIONARY AUTHORITY IS HEREBY GRANTED WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

APPENDIX A

FORM OF PROPOSED ADVISORY AGREEMENT

THE MERGER FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK  10595

[_____], [____]

Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, New York  10595

Gentlemen:
INVESTMENT ADVISORY CONTRACT

The Merger Fund (the “Fund”) has been established under the laws of The Commonwealth of Massachusetts by Declaration of Trust dated April 12, 1982, as amended, to engage in the business of an investment company.  Its Trustees have selected Westchester Capital Management, LLC (the “Adviser”), and the Adviser has agreed to act, as the investment adviser of the Fund and to provide certain other services as more fully set forth below.  Accordingly, the Fund agrees with the Adviser as follows:

1.   Delivery of Certain Documents.

The Fund has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)   Amended and Restated Declaration of Trust of the Fund, dated August 22, 1989 (the “Declaration of Trust”), and as in effect on the date hereof.

(b)   By-laws of the Fund as in effect on the date hereof.

(c)   Resolutions of the Trustees of the Fund selecting the Adviser as investment adviser and approving the form of this Contract.

(d)   Registration statements of the Fund as filed with the Securities and Exchange Commission, and amendments thereto.

From time to time, the Fund will furnish you with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing.

(e)   Unaudited semi-annual financial statements and audited year-end financial statements of the Fund sent to shareholders.

2.   Advisory Services.

The Adviser will regularly provide the Fund with investment research, advice, and supervision and will furnish continuously an investment program for the Fund’s securities portfolio consistent with the Fund’s investment objectives, policies, and restrictions.  The Adviser will determine which securities shall be purchased for the Fund, which portfolio securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws and of the Investment Company Act of 1940, as amended (the “Act”), and to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect with respect to the Fund or any series thereof and subject further to such policies and instructions as the Trustees of the Fund (or any relevant committee thereof) may establish from time to time.  The Adviser shall advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees appointed by such Trustees regarding the conduct of the business of the Fund.

3.   Allocation of Charges and Expenses.

The Adviser will pay the compensation and expenses of all officers and executive employees of the Fund and of all Trustees of the Fund who are “interested persons” (as defined in the Act) and will make available, without expense to the Fund, the services of such of the Adviser’s directors, officers, managers, members and employees as may duly be elected officers or Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  The Adviser will pay the Fund’s office rent and will provide investment advisory, research, and statistical facilities and all clerical services relating to research, statistical, and investment work.  The Adviser will not be required to pay any expenses of the Fund other than those enumerated above in this Paragraph 3.  In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay: (i) clerical salaries; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers’ commissions and other costs in connection with the purchase or sale of securities; (iv) legal, auditing, administration or accounting expenses; (v) interest and taxes or governmental fees; (vi) the fees and expenses of the transfer agent and administrator of the Fund; (vii) the cost of preparing share certificates or any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption, or repurchase of shares of the Fund; (viii) the expenses of and fees for “non-interested persons” of the Fund or the Adviser within the meaning of the Act; (x) the cost of preparing and distributing reports and notices to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations thereof; (xii) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiii) expenses for servicing shareholders accounts; (xiv) insurance premiums for fidelity and other coverage; (xv) expenses of computing the net asset value of the shares of the Fund; (xvi) such nonrecurring expenses as may arise, including actions, suits or proceedings to which the Fund may be a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect to liabilities which they may incur in their capacity as such; and (xvii) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act.

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4.   Compensation of the Adviser.

For all services to be rendered and payments to be made as provided in Paragraphs 2 and 3 hereof, the Fund will pay the Adviser, on the last day of each month, a monthly advisory and service fee equal to 1/12 of 1% of the value of the average daily net assets of the Fund throughout the month.  The value of the Fund’s average daily net assets shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Fund.  If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then, for the purposes of this Paragraph 4, the value of such net assets of the Fund as last determined shall be deemed to be the value of such net assets as of the close of business on that day.  If there is no business day in a month or if the determination of the net asset value of the Fund’s shares has been suspended pursuant to the Declaration of Trust of the Fund for a period including such month, the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the average daily net assets of the Fund as last determined by the Trustees of the Fund (whether during or prior to such month).

5.   Avoidance of Inconsistent Position.

In connection with purchases of sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers, managers, members or employees will act as a principal or agent or receive any commission.  The Adviser or its agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund’s account with the issuers or holders of such portfolio securities or with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available, while reserving the ability to pay such commissions and receive such services as are permitted under Section 28(e) of the Securities Exchange Act of 1934 or otherwise permitted by law.  Neither the Adviser nor any of its directors, officers, managers or members will purchase shares of the Fund for investment purposes at prices not available to the public at the time of such acquisition.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of beneficial interest of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.  The Adviser’s services to the Fund pursuant to this Contract are not to be deemed to be exclusive and it is understood that the Adviser may render investment advice, management, and other services to others, provided, however, that such other services and activities do not, during the term of this Contract, interfere in a material manner with the Adviser’s ability to meet all of its obligations with respect to rendering services hereunder.

6.   Limitation of Liability of Adviser.

The Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under this Contract.  Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Adviser.

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7.   Duration and Termination of this Contract.

Unless terminated as specified below, this Contract shall remain in force for a period of two years from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Fund.  This Contract may, on 60 days written notice, be terminated at any time without the payment of any penalty, by the Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.  This Contract shall automatically terminated in the event of its assignment.  In interpreting the provisions of this Contract, the definitions contained in Section 2(a) of the Act (particularly the definitions of “interested persons,” “assignment,” and “majority of the outstanding voting securities”), shall be applied as from time to time amended, subject, however, to such exemptions as may be granted by any rule, regulation, order, or no action position of the Securities and Exchange Commission.

8.   Amendment of this Contract.

No provision of this Contract may be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge, or termination is sought and no amendment, waiver, or discharge of this Contract shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities and by the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

9.   Miscellaneous.

It is understood and expressly stipulated that neither the holders of shares of the Fund nor the Trustees shall be personally liable hereunder.  The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.   Governing Law.

This Contract shall be governed by the laws of the State of New York.

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If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract as of the date first written above.

Yours very truly,

THE MERGER FUND

By:_______________________________________
Name:
Title:

The foregoing Contract is hereby accepted as of the date thereof.

WESTCHESTER CAPITAL MANAGEMENT, LLC

By:_______________________________________
Name:
Title:

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